UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 20, 2005

(Date of earliest event reported)

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 East Algonquin Road, Elk Grove Township, Illinois 60007

(Address of principal executive offices)

(847) 700-4000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

On October 21, 2005, the United States Bankruptcy Court for the Northern District of Illinois (the “Bankruptcy Court”) approved the adequacy of information in the First Amended Disclosure Statement for Reorganizing Debtors’ First Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (the “First Amended Disclosure Statement”) filed with the Bankruptcy Court on October 20, 2005 by UAL Corporation (“UAL”) and twenty-seven of its U.S.-based direct and indirect subsidiaries, including United Air Lines, Inc. (collectively, the “Debtors”) and authorized UAL to send the First Amended Disclosure Statement, the First Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (the “First Amended Plan”) and ballots to creditors entitled to vote on the First Amended Plan.  The deadline for voting on the First Amended Plan is December 19, 2005 and the hearing on confirmation of the First Amended Plan is scheduled for January 18, 2006.

Copies of the First Amended Disclosure Statement and the First Amended Plan as filed with the Bankruptcy Court are attached hereto as Exhibits 99.1 and 99.2, respectively.  The First Amended Disclosure Statement contains certain projections (the “Projections”) of financial performance for fiscal years 2005 through 2010.  The Debtors do not, as a matter of course, publish their business plans, budgets or strategies, or make external projections or forecasts of their anticipated financial position or results of operations.  UAL has filed the First Amended Disclosure Statement as an exhibit hereto because such First Amended Disclosure Statement has been filed with the Bankruptcy Court in connection with the Debtors’ reorganization proceedings.  UAL refers to the limitations and qualifications included in the First Amended Disclosure Statement, including without limitation those set forth under the captions “Statutory Requirements for Confirmation of the Plan — Best Interests of Creditors Test/Liquidation Analysis and Valuation Analysis,” “— Financial Feasibility” and “Certain Factors to be Considered Prior to Voting — Factors Affecting the Value of the Securities to be Issued Under the Plan” with respect to the Projections.  All information contained in the First Amended Disclosure Statement is subject to change, whether as a result of amendments to the First Amended Plan, actions of third parties or otherwise.

This announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the First Amended Plan.  The First Amended Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

ITEM 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
99.1	First Amended Disclosure Statement for Reorganizing Debtors’ First Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

99.2	Debtors’ First Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2005

UAL CORPORATION

By:	/s/ Frederic F. Brace
Name: Frederic F. Brace
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	First Amended Disclosure Statement for Reorganizing Debtors’ First Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

99.2*	Debtors’ First Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

* Filed herewith electronically.